UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 20, 2009

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52697 (Commission File No.)	26-0563295 (I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 20, 2009, Xplore Technologies Corp. (the “Registrant”) received an OTCBB Delinquency Notification from the Financial Industry Regulatory Authority notifying the Registrant that it was delinquent with respect to filing its Annual Report on Form 10-K for the year ended March 31, 2009 since the filing had not been made by the expiration of the grace period provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.  The notification provides that, pursuant to NASD Rule 6530, unless the delinquent filing is received by the Securities and Exchange Commission’s EDGAR system by 5:30 pm on August 14, 2009, the Registrant’s common stock will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and will be removed effective August 18, 2009.

The Registrant is not current in its reporting obligations.  On June 29, 2009, the Registrant reported that it was delayed in filing its Annual Report on Form 10-K for the year ended March 31, 2009 because it is in negotiations with its senior lender with respect to an extension of the maturity date of borrowings under the Loan and Security Agreement, dated September 15, 2005, as amended (the “Loan Agreement”) and, as a result, it is unable to complete the preparation of its audited financial statements for the year ended March 31, 2009.  As of the date of this report, the maturity date of borrowings under the Loan Agreement is August 15, 2009.  The Registrant continues to work to complete negotiations with its senior lender regarding a satisfactory extension of the maturity date of borrowings under the Loan Agreement and its audited financial statements.  The Registrant intends to file its Annual Report on Form 10-K for the year ended March 31, 2009 as soon as practicable following the completion of such extension and its audited financial statements.

In the event the Registrant is unable to file its Annual Report on Form 10-K by August 14, 2009, the Registrant believes its common stock will be delisted from the OTCBB, but will continue to be quoted on the Pink Sheets electronic over-the-counter securities market.  If the Registrant’s common stock is delisted from the OTCBB, the Registrant intends to apply for reinstatement of quotation of its common stock on the OTCBB promptly following the filing of its Annual Report on Form 10-K for the year ended March 31, 2009. If delisted, there can be no assurances as to when, if at all, the Registrant’s common stock will be reinstated for trading on OTCBB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2009	Xplore Technologies Corp.
(Registrant)

	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer